UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2007
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791

(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification No.)
incorporation)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 1, 2007, Liz Claiborne, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing its results for the three months ended March 31, 2007. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Dated: May 1, 2007	By: Name:	/s/ Michael Scarpa Michael Scarpa
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated May 1, 2007.